UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          October 21,2004
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

ITEM 2.02. Results of Operations and Financial Condition

On October 21, 2004, Laboratory Corporation of America® Holdings (LabCorp®)(NYSE:LH) issued a press release announcing its results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Exhibits

99.1 Press Release dated October 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 21, 2004	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary